Exhibit 21.1

EXHIBIT 21 - Tyco International Ltd. - 26 September 2008

Jurisdiction:	Entity Name	State

Argentina	ADT Security Services S.A. (Argentina)
Maulo S.A.
Sensormatic Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Services S.A. (Argentina)

Australia	A.C.N. 000 233 536 Pty Limited
A.C.N. 069 907 384 Pty Limited
ACN 000 343 019 Pty Limited
ACN 065 576 721 Pty Limited
ACN 083 263 076 Pty Limited
ACN 095 629 191 Pty Limited
ADT Wireless Pty Limited
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Danby Pty Limited
Earth Tech Engineering (Queensland) Pty Limited
Earth Tech Engineering Pty Limited
Electrostrut Australia Pty Limited
ETE Coliban Pty Limited
Fire Control Pty Limited
Firepipe Protection Pty Limited
Firmagroup Operations Holdings Pty. Ltd.
Gold Energy (Aust) Pty Limited
Goyen Controls Co Pty Limited
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Kalanda Enterprises Pty Ltd
Keystone Asia Pacific Pty Limited
M.B. John Pty Limited
Mather & Platt Pty Ltd
Metropolitan Fire Services Pty Limited
Metropolitan Fire Systems Pty Limited
MFS Holdings Pty Limited
Milperra Developments Pty Limited
Nationguard Security Pty Limited
P A Pacific Pty Limited
Prindon Holdings Pty Limited
Reid Crowther (Australia) Pty. Limited
Rindin Enterprises Pty Limited
Sensormatic Australia Pty Limited

Jurisdiction:	Entity Name	State

Simplex International Pty Limited
Steel Mains Pty Limited
Super Nominees Pty Limited
Swan Metal Skirtings Pty Limited
TISP Pty Limited
TopAq Pty Limited
Tyco Australia Pty Limited
Tyco Fire & Security Pty Limited
Tyco Flexonics Australia Pty Limited
Tyco Flow Control International Pty Limited
Tyco Flow Control Pacific Pty Limited
Tyco International Pty Limited
Tyco Projects (Australia) Pty Limited
Tyco Water Pty Limited
Unistrut (New Zealand) Holdings Pty Limited
Unistrut Australia Pty Limited
Viking Fire Systems Pty Limited
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Yarway Australia Pty Limited

Austria	ADT-Sensormatic Ges.m.b.H
Tyco Building Services Products (Austria) GmbH
Tyco Fire & Integrated Solutions GmbH (Austria)

Bahamas	Tyco Global Exchange Inc.
Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
World Services Inc.

Barbados	DSC Security Products International Ltd.
Exeter Holdings Limited
Tyco International Holdings Ltd.
Tyco Worldwide Holdings Ltd.

Belgium	ADT Europe N.V.
Airvans Belgium S.A.
CIPE Belgium S.A.
DSC International S.A.
Tyco Fire & Integrated Solutions N.V.
Tyco Flow Control Europe S.A.

Jurisdiction:	Entity Name	State

Tyco Thermal Controls NV
WHICH Belgium S.A.

Bermuda	Camron (Bermuda) Insurance, Ltd.
Electro-Protective Limited
Kral Steel Limited
Tyco (Bermuda) Unlimited No. 1
Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings Limited
Tyco International Ltd.
Tyco Kappa Limited
Tyco Omega Limited
Tyco Zeta
Willoughby Assurance Ltd.

Brazil	ADT Security Services do Brasil Ltda
Alarm-Tek Comersio E Participacoes Ltda.
Alarm-Tek do Brasil Sistemas de Vigilancia Ltda.
CAENF - Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
Earth Tech Brasil Ltda.
Figgie do Brasil Industria e Comercio Ltda.
Mojonnier do Brasil Industria e Comercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Sanej - Saneamento de Jau Ltda.
Senelbra Industria, Comercio e Servicos Ltda.
Sensorbrasil Comercio e Locacoes Ltda.
Sensormatic do Brasil Eletronica Ltda.
Tyco Dinaco Industria e Comercio de Ferro e Aco Ltda.
Tyco Fire & Security Equipamentos Ltda [Brazil]
Tyco Services Ltda.
Tyco Valves & Controls Brasil Ltda.
Westlock Equipamentos de Controle Ltda.

Brunei Darussalam	Indeco Services Sdn Bhd
Tyco Services (B) Sdn. Bhd.

Jurisdiction:	Entity Name	State

Canada	2176233 ONTARIO INC.
2176236 ONTARIO INC.
2176449 ONTARIO INC.
ADT Canada Holdings Limited
ADT Finance Inc.
ADT Security Services Canada, Inc.
Ansul Canada Limited
Century Industries Company
Columbia-MBF Inc.
Flag Fire Equipment Limited
Hawley Group Canada Limited
Intercon Security Limited
Keystone Canada Co.
Parkwood Security Systems Inc.
Rovalve Canada Ltd.
S E C Investments of Canada Ltd.
SecurityLink Ltd.
Sensormatic Canada Incorporated
TEPG Canada Inc.
Tracer Canada Incorporated
Tracer Field Services Canada Ltd.
Tracer Industries Canada Limited
TTCC Holdings Inc.
Tyco International of Canada Ltd.
Tyco Safety Products Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.
Tyco Thermal Controls Construction Corporation
Tyco Valves & Controls Canada Inc.
Unistrut Canada Limited

Cayman Islands	Sensormatic Cayman Finance Ltd.
Sensormatic Cayman LP

Chile	ADT Security Services S.A. (Chile)
ADT Seguridad Fisica S.A.
Investim Chile S.A.
Simplex S.A.
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)
Unistrut Chile Comercial E. Industrial Limitada

Jurisdiction:	Entity Name	State

China	ADT Security Services (Shanghai) Co., Ltd.
Alpha-Max Actuator Manufacturing Co. Ltd
Ansul Fire Equipment (Shanghai) Co., Ltd
Deliver Safe Trading (Shanghai) Co., Ltd.
Earth Tech Management Consulting Service (Beijing) Co., Ltd.
Guangzhou Xilang Wastewater Treatment Co. Ltd.
Keystone Valve (China) Ltd.
KTM Ball Valves Manufacturing (Sichuan) Co. Ltd
Qinhuangdao Pacific Water Company Limited
Shanghai Anderson Greenwood Crosby Valve Co. Ltd
Shanghai Eagle Safety Equipment Ltd.
Tianjin Earth Tech Jieyuan Water Co., Ltd.
Tyco Fire & Integrated Systems (Guangzhou) Co., Ltd.
Tyco Fire & Security (Beijing) Company Limited
Tyco Fire & Security (Tianjin) Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd
Tyco Fire, Security & Services (Macau) Limited
Tyco Flow Control Beijing Co., Ltd.
Tyco Flow Control Trading (Shanghai) Ltd.
Tyco Safety Products (Shanghai) Co., Ltd.
Tyco Safety Products (Shenyang) Co., Ltd.
Tyco Thermal Controls (Huzhou) Co. Ltd
Tyco Thermal Controls (Shanghai) Engineering Co., Ltd.
Tyco Thermal Controls (Shanghai) Trading Co. Ltd
Tyco Water Valve (Shanghai) Co., Ltd

Colombia	Mercantil de Importaciones y Exportaciones Ltda. (MINEX)
Tyco Services S.A. (Colombia)

Costa Rica	ADT Security Services, S.A. (Costa Rica)
Tyco Ingenieria y Construccion S.A.

Croatia	Tyco Fire & Integrated Solutions d.o.o. (Croatia)

Czech Republic	ADT Security Center, s.r.o.
Feuerloschgerate Neuruppin CZ, s.r.o.
MANIBS BRNO, Spol., s .r. o
Raychem HTS s.r.o.
Schmieding Armatury CZ, s.r.o.
Tyco Fire & Integrated Solutions s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.

Jurisdiction:	Entity Name	State

Denmark	ADT A/S
CIPE Holding (Denmark) ApS
Tyco Fire & Integrated Solutions (Denmark) A/S
Tyco Holding I (Denmark) ApS
Tyco Holding III (Denmark) ApS
Tyco Holding IV (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Holding IX (Denmark) ApS
Tyco Holding XI (Denmark) ApS
Tyco Holding XIX (Denmark) ApS
Tyco Integrated Systems (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Water Holding (Denmark) ApS

Ecuador	Sociedad Anonima Grinnell Sistemas de Proteccion Contra Incendios

Fiji	Tyco Fiji Limited

Finland	Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Sensormatic OY
Tyco Fire & Integrated Solutions (Finland) OY
Tyco Thermal Controls Finland Oy

France	Acroba S.A.S
ADT France SA
Bayard SAS
CEDI Securite SA
Earth Tech France S.a.r.l.
Ecsas Gardiennage Sarl
Europ Telesecurite SAS
Europinter SA
Fibaly SA
Flow Control Technologies SA
Generale de Robinetterie Industrielle et de Systemes de Surete (Griss) S.A.
Isogard SAS
K D Valves S.A.S
MANIBS France S.A.R.L.
Mecafrance S.A.
Sci Becaro

Jurisdiction:	Entity Name	State

Sci Chanle
Sci Mazal
Sci Tov
Securite Conseil Expertises - SCE
Sensormatic S.A.R.L.
T.S. France SA
Tyco Building Services Products S.A.S. (France)
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fire & Integrated Solutions France
Tyco France Security S.A.
Tyco Safety Products France SARL
Tyco Thermal Controls SAS
Tyco Valves & Controls Distribution (France) S.C.A.

Germany	ADT Deutschland GmbH
ADT Protecco GmbH
ADT Secured Payments GmbH
ADT SecurePay GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH
ADT Wellcom GmbH
ATR Armaturen-Technik Remscheid GmbH & Co. KG
ATR Armaturen-Technik Remscheid Verwaltungs GmbH
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage
CKS Security GmbH
CKS Systeme GmbH & Co. KG
COSMOS Feuerloeschgeraetebau GmbH
DA Export International GmbH
DA Kunststoff GmbH
DSC International GmbH
Earth Tech Deutschland GmbH
Earth Tech GmbH
Earth Tech Klartechnik GmbH
Earth Tech Umwelttechnik GmbH
Erhard GmbH & Co. KG
Erhard Verwaltungsgesellschaft mbH
Erwin Burbach Maschinenfabrik GmbH
Feuerloschgerate GmbH Neuruppin
FLN Feuerloschgerate Neuruppin Vertriebs-GmbH

Jurisdiction:	Entity Name	State

Flow Control Holding GmbH & Co. KG
Flow Control Holding Verwaltungs GmbH
Flow Control Technologies GmbH
Fondermann GmbH
Frischhut Armaturen und Formteile GmbH
Helmut Geissler Glasinstrumente GmbH
Inter-Brandschutz GmbH
KSK Kunststoff-Strassenkappen GmbH
Lindapter GmbH
Ludwig Frischhut Beteiligungs GmbH
Ludwig Frischhut GmbH & Co. KG
MANIBS Spezialarmaturen GmbH & CO. KG
MANIBS Spezialarmaturen Verwaltungs GmbH
Mecafrance (Deutschland) GmbH
NARVIK-Yarway GmbH
NEUHAUS Feuerloschgerate GmbH
S+S Armaturen Technology GmbH
SABO-Armaturen Service GmbH
Schmieding Armaturen GmbH
Sempell AG
Sozial Werk der Total Walther Feuerschutz Unternehmensgruppe GmbH
STRATE Technologie fur Abwasser GmbH
TEPG GmbH
Thorn Sicherheits GmbH
Tillmann Armaturen GmbH
Total Feuerschutz GmbH
Total Walther Beteiligungsgesellschaft Gmbh
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Trade GmbH
Tyco Building Services Products (Germany) GmbH
Tyco Building Services Products Division GmbH
Tyco European Investments Deutschland GmbH
Tyco Holding GmbH
Tyco International Armaturen Holding GmbH
Tyco Thermal Controls GmbH
Tyco Thermal Controls Holding GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Tyco Waterworks Deutschland GmbH
Tyco Waterworks GmbH & Co. KG

Jurisdiction:	Entity Name	State

Waldenmaier GmbH
WOPF Befestigungselemente GmbH

Gibraltar	Espion (International) Limited
Silver Avenue Holdings Limited
Stralen Investments Limited
Tyco International (Gibraltar) II Limited
Tyco International (Gibraltar) III Limited
Tyco International (Gibraltar) IV Limited

Greece	ADT Greece S.A. (ADT Hellas)
Earth Tech (Hellas) Limited Liability Company

Guatemala	ADT Sistemas de Seguridad, S.A. (Guatemala)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)

Hong Kong	ADT Hong Kong Limited
ATS Technology (Hong Kong) Limited
Sensormatic Far East Ltd
Sensormatic Hong Kong Limited
Tak Cheong (Yau Kee) Engineering Ltd.
Thorn Security (Hong Kong) Limited
Tyco Engineering & Construction (Hong Kong) Limited
Tyco Fire and Security Services China Ltd
Tyco Flow Control Hong Kong Limited
Union Spirit Enterprises Limited
Wormald Engineering Services Ltd.

Hungary	ADT Sensormatic Kft.
Brueder Mannesmann Hungary Kft
KSK Német - Magyar Szerszámtervezö és Készitö KFT
Tyco Building Services Products (Hungary) Kft
Tyco Fire & Integrated Solutions Contractor and Engineering Limited Liability Company (kft)
Tyco Valves & Controls Distribution Ltd [Hungary]

India	Sakhi-Raimondi Valves (India) Pvt Ltd
Simplex Building Systems Pvt Ltd
Tyco Fire & Security India Private Limited
Tyco Thermal Controls India Private Limited
Tyco Valves & Controls India Pvt. Ltd.

Jurisdiction:	Entity Name	State

Indonesia	PT Tyco Eurapipe Indonesia
PT. ODG Wormald Indonesia

Ireland	ACE Alarm Systems Limited
ADT Fire and Security Limited
ADT Limited
Allied Alarms Limited
Allied Metal Products Limited
Allied Security Products Limited
Brangate Limited
Dalriada Water Services Limited
Fondermann & Co. (Ireland) Limited
Hanlon-O’Grady & Co. Limited
Imasco Public Limited Company
Mather & Platt (Ireland) Limited
Mather & Platt (Ireland) Manufacturing Limited
Modern Security Systems Limited
Mountainbran Limited
Obsidian HCM Holdings Ireland
Obsidian HCM Med Holdings Ireland
Obsidian HCM Med International Holdings
SEC Investments of Ireland Ltd.
Sensormatic Electronics Corporation (Ireland) Limited
Sensormatic European Distribution Limited
Sensormatic Ireland Limited
Tyco Far East Holdings Limited
Tyco International Finance Ireland
Tyco Ireland Limited
Unistrut Ireland Limited
Waterson (Unlimited)
Witham

Ireland, Northern	Audio Education Limited
B & E Electrics Limited
Castle Gate Alarms (Northern Ireland) Limited
Controlled Electronics Management Systems Limited
Flo-Check Valves Limited
Intellectual Systems Ltd.
Mid-Ulster Alarms Limited
P.M.H. Electronics Limited

Jurisdiction:	Entity Name	State

Security Centres (UK) Limited

Isle of Man	Automated Security (International) Limited
Modern Security Systems (IOM) Ltd.
Obsidian HCM Med Isle of Man
Security Centres Holdings International Ltd.

Israel	Raphael Valves Industries (1975) Ltd.
Tyco Raphael Industries Ltd

Italy	ADT Italia Srl
Belgicast Italia S.R.L.
Bentel Security Srl
Biffi Italia S.r.l.
Earth Tech (Italy) S.R.L.
Laesa Technology Srl
MECAIR S.r.L.
Sabo Foam Srl
Sensormatic EC SRL
Tyco Building Services Products (Italy) S.r.l.
Tyco Valves and Controls Italia S.r.l.
Wormald Italiana S.P.A.

Japan	Kitamura Valve Mfg. Co., Ltd.
Tyco Flow Control K.K.

Kazakhstan	Tyco Thermal Controls Kazakhstan LLP

Luxembourg	ADT Finance S.A.
ADT Luxembourg S.A.
CIPE Luxembourg S.A.
Tyco Brazil (Luxembourg) S.a.r.l.
Tyco Holdings S.a.r.l.
Tyco International Finance S.A.
Tyco International Group S.A.
Tyco International Holding S.a.r.l.
Tyco Luxembourg S.a.r.l.

Malaysia	ADT Services (M) Sdn. Bhd.
Euratech (Malaysia) Sdn. Bhd.
Grinnell Supply Sales (Malaysia) Sdn. Bhd.

Jurisdiction:	Entity Name	State

Life Engineering Sdn. Bhd.
Tyco Fire, Security & Services Malaysia Sdn Bhd
Tyco Flow Control (Malaysia) Sdn. Bhd.
Tyco Grinnell KM Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.
Tyco Valves & Controls (M) Sdn. Bhd.

Mauritius	Tyco Asia Investments Limited

Mexico	ADT Holding de Mexico, S.A. de C.V.
ADT Integrated Solutions, S.A. de C.V.
ADT Private Security Services de Mexico, S.A. de C.V.
ADT Security Services, S.A. de C.V.
Ansul Mexico, S.A. de C.V.
Fire Equipment de Mexico, S.A. de C.V.
S.L.K. Alarm Services, S.A. de C.V.
Sensormatica, S. de R.L. de C.V.
Simplex Grinnell, S.A. de C.V.
Tyco Engineering & Construction, S.A. de C.V.
Tyco International de Mexico, S. de R.L. de C.V.
Tyco Services, S.A. de C.V. (Mexico)
Tyco Valves and Controls de Mexico, S.A. de C.V.

Namibia	ADT Security Namibia (Proprietary) Limited

Netherlands	AIM Nederland B.V.
CIPE Nederland B.V.
Glearth B.V.
Hovap International (Holland) B.V.
Narvik-Yarway B.V.
Pritchard Services Group BV
Professional Fixings BV
Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V.
Strate B.V.
Svenska Skum B.V.
Technische Handelsbureau en Armeturenfabriek Wafrega B.V.
Tyco Building Services Products B.V.
Tyco Energy Valves B.V.

Jurisdiction:	Entity Name	State

Tyco Fire & Security Nederland BV
Tyco International Fire and Security Holdings Cooperatief U.A.
Tyco Thermal Controls BV
Tyco Valves & Controls B.V.
Tyco Waterworks B.V.
Uni Joint B.V.
Unistrut (Benelux) B.V.
Wafrega Modellen B.V.

New Zealand	Armourguard Security Limited
Keystone New Zealand Company
New Zealand Valve Company
Nortrac Engineering Company
Sensormatic New Zealand Limited
Tyco Construction Technologies NZ Limited
Tyco Flexonics NZ Company
Tyco New Zealand Limited
Unistrut New Zealand Company

Nicaragua	Grinnell Sistemas de Proteccion Contra Incendio S.A. (Nicaragua)
Tyco Ingenieria y Construccion, S.A. (Nicaragua)

Norway	Tyco Building Services Products (Norway) AS
Tyco Fire & Integrated Solutions (Norway) AS
Tyco Thermal Controls Norway AS

Pakistan	Tyco Fire & Security Pakistan (PVT) Ltd.

Peru	Tyco Services S.A. (Peru)

Philippines	Tyco Integrated Systems Philippines Inc.
Tyco PIECO Corporation, Inc.

Poland	ADT Poland Sp zoo.
Erhard Armatura Polska Sp. z o.o.
Schilling Armatura Polska Sp. Z.o.o.
Schmieding Armaturen Poland sp. z.o.o
STRATE Sp.z.o.o.
Tyco Fire & Integrated Solutions Sp.z o.o. Poland
Tyco Thermal Controls Polska Spolka z ograniczona odpowiedzilanoscia
Tyco Valves & Controls Polska Sp.z.o.o.

Jurisdiction:	Entity Name	State

Tyco Waterworks Polska Sp.z.o.o.

Portugal	Industra - Comercio de equipamentos Industriais, S.A.
Presseni - Prestacao de Servicos de Electricidade Naval e Industrial, Lda.
Sensormatic Proteccao Contra Furto, Lda
Tyco Integrated Systems (Portugal), Unipessoal Lda

Puerto Rico	ADT Security Services Puerto Rico, Inc.
SecurityLink of Puerto Rico, Inc.
Sensormatic del Caribe, Inc. (Puerto Rico)
Tyco Valves & Controls - Puerto Rico Corporation

Romania	Duna Armatura Bucuresti S.R.L.
Robinete Raf Campina, S.A.
SC FCT Industrial Srl

Russia	Limited Liability Company ADT Security Solutions
Tyco Thermal Controls [Russia]

Scotland	Aberdeen Environmental Services Limited
C.I.S. Wilson Pipe Fittings Limited
Keystone Valve (U.K.) Ltd.
Modern Alarms (Scotland) Limited
Prestaroy Limited
Rhomax Engineering Limited
Security Centres (Scotland) Limited
Tyco Valves & Controls Distribution (UK) Limited
WM Fire Protection Limited

Singapore	Central Spraysafe Company Pte Ltd
Greenspan Singapore Private Limited
Indeco M & E Engineering Pte Ltd
Simplex Fire & Security Systems Pte Ltd
TEPG Pte Ltd
Tyco Building Services Pte. Ltd.
Tyco EPG Pte Ltd
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Pte. Ltd.
Tyco India (Singapore) Private Limited
Tyco Pipe Systems Pte Ltd

Jurisdiction:	Entity Name	State

Slovak Republic	Tatra Armatura s.r.o.
Tyco Fire & Integrated Solutions (Slovakia) s.r.o.

South Africa	ADT Security (Proprietary) Ltd (South Africa)
ADT Security Guarding (Proprietary) Limited
Ansul South Africa (Proprietary) Limited
Belgicast (PTY) Ltd.
Kusela Security Solutions (Proprietary) Limited
Reaction Force Patrols (Pty) Ltd
Sentry Response (Pty) Ltd
TM Monitoring (Pty) Ltd
Tyco Valves and Controls Distribution SA (Proprietary) Limited
Tyco Waterworks (Pty) Ltd.

South Korea	ADT Caps Co., Ltd.
ADT Security Co., Ltd.
Capstec Co., Ltd.
Dong Bang Electronic Industrial Co. Ltd.
Keystone Valve (Korea) Limited
Tyco Marine Services Korea Company Limited
Tyco Thermal Controls Korea Ltd.

Spain	ADT Espana Servicios de Seguridad, S.L.
Automated Security International, S.A.
Belgicast Internacional S.L.
Earth Tech (Spain), S.L.
Sensormatic Electronics Corporation S.A.
Sensormatic Electronics Corporation Services SA
Wormald Mather & Platt Espana, S.A.

Sri Lanka	A&E Products Lanka (PVT) Ltd

Sweden	ADT Sweden AB
Erichs Armatur AB
Svenska Skum International AB
Svenska Skumslacknings AB
Tyco Building Services Products (Sweden) AB
Tyco Fire & Integrated Solutions (Sweden) AB
Tyco Thermal Controls Nordic AB

Jurisdiction:	Entity Name	State

Switzerland	ADT Secured Payments Division SA
ADT Security (Switzerland) SA
ADT Sensormatic AG
ADT Services AG
Neotecha AG
Swiss Alertis AG
Tyco China (Switzerland) GmbH
Tyco Fire & Integrated Solutions (Schweiz) AG
Tyco Flow Services AG
Tyco International FH (Switzerland) GmbH
Tyco International Finance Group GmbH
Tyco International Finance Holding GmbH
Tyco International Holding S.a.r.l., Luxembourg (LU), Schaffhausen Branch
Tyco International Services Holding GmbH
Tyco Italy (Switzerland) GmbH

Taiwan	ADT Security Services Ltd
Taiwan Valve Co., Ltd
Tyco Fire, Security & Services Taiwan Limited
Tyco Valves & Controls (Taiwan) Limited

Thailand	ACS Asia (1996) Company Limited
ADT Sensormatic (Thailand) Co., Ltd.
Earth Tech Engineering (Thailand) Limited
Indeco Services Co., Limited
Tyco Earth Tech (Thailand) Limited
Tyco Fire, Security & Services (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited
Windmill Street Limited

Turkey	Earth Tech Engineering Construction Trade
Yapi ICF Kaiser Engineering and Consultancy

United Kingdom	A.E. Silver Limited
A.G. Marvac Limited
A.I.J. Security Limited
A.R.C. Fire Protection Limited
A.V.S. Systems Limited
Abbey Security International Limited
ACE Security (Derbys) Limited

Jurisdiction:	Entity Name	State

Acorn Security Systems (UK) Limited
Adeview Limited
ADT (Private Unlimited Company)
ADT (UK) Holdings PLC
ADT (UK) Limited
ADT Aviation Limited
ADT Finance PLC
ADT Fire and Security PLC
ADT Group PLC
ADT Linen Services Limited
ADT Pension Fund Limited
ADT Security Systems Limited
ADT Travel Group Limited
ADT Travel Holdings Limited
ADT Trustees Limited
ADT UK Investments Limited
Advanced Independent Monitoring Limited
Advanced Security Installations Limited
AFA-MINERVA Limited
American District Telegraph Services International Limited
Argus Fire & Security Group Plc
Argus Fire Systems Limited
Argus Group Plc
Argus House Limited
Ash Group Services Limited
Atlanta Engineering Limited
Atlantic Plastics Limited
Atlas Fire Engineering Limited
Audix Systems Limited
Auto Auctions Limited
Automated Loss Prevention Systems International Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security (Investments) Limited
Automated Security (Properties) Ltd.
Automated Security Information Systems Technology Limited
Automated Security Limited
Avalon Emergency Systems Limited
B & D (Electrical, Security & Surveillance) Limited
Bastion Security Systems Limited
BGP-Reid Crowther Limited

Jurisdiction:	Entity Name	State

Bond Security Services Limited
Bond Security Systems Limited
Brey Services Limited
Brey Utilities Limited
Britannia Monitoring Services Limited
Britannia Security Group Limited
Britannia Security Systems (Midlands) Limited
Britannia Security Systems Limited
Brocks Alarms Limited
Brook Security Services Limited
C.C.T.V. Limited
C.E. Security Systems Limited
C.I.S. (Cast Iron Services) Limited
C.I.S. Wilson Limited
Capitol Alarms Limited
CAS Security Ltd.
Central Alarm Securities Limited
Central Spraysafe Company Limited
Certes Security Plc
Charles Winn (Valves) Limited
Cheshire Alarm Services Ltd.
Clarion Security Systems Limited
Cleaners Limited
Clen Group Limited
Coin Machine Sales Limited
Collmain Customer Installations Limited
Collmain Plc
Collmain Services Limited
Control Equipment Limited
Countryside Security Limited
Countrywide Leisure Holdings Limited
Crime Seen Ltd.
Crosby Valve and Engineering Company Limited
D J Security Alarms Limited
Debro Engineering and Presswork Limited
Dong Bang Minerva (UK) Limited
Earth Tech Engineering Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Erhard Valves Limited
Ever Four Limited

Jurisdiction:	Entity Name	State

Ever Three Limited
Excelsior Security Services Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Investment Trustee Limited
Figgie Pension Trustee Limited
Figgie Sportswear (U.K.) Limited
Figgie Sportswear Limited
Fire Alarm Services (UK) Limited
Fire Defender (U.K.) Limited
Fire Safety Inspection Company Limited
Ford Electronic Services Limited
Galequest (Electronics) Limited
Garfield Security Systems Limited
General Cleaning Contractors Limited
Goldcrest Security Limited
Goyen Controls Co UK Limited
Grinnell (U.K.) Limited
Group Sonitrol Security Systems Limited
Hawley International Finance Limited
Hindle Cockburns Limited
How Fire Limited
How Fire Maintenance Limited
Hygood Limited
Image Surveillance Systems Limited
Independent Valve & Pipeline Services Limited
Industrial Cleaners (UK) Limited
Integrated (Fire & Safety) Services Limited
J W Singer & Sons Limited
Jades Doors Limited
James Deacon Security Limited
JEL Building Management Limited
JEL Building Management Systems Limited
Kam Servi-Sys Limited
Kean and Scott Limited
Kingsclere Investments Ltd.
Knogo UK Limited
KS Lift Services Limited
Linsdale (Fire and Securities) Limited
Macron Safety Systems (UK) Limited

Jurisdiction:	Entity Name	State

Maidstone Fire Protection Limited
Malgor Security Plc
Management and Control Systems Limited
Masco Holdings Limited
Masco Security Systems Limited
Mather & Platt Alarms Limited
McMillan Fire Alarms Limited
McMillan Maintenance Limited
Minerva Fire Defence Limited
Modern Alarms Limited
Modern Automatic Alarms Limited
Modern Integrated Systems Limited
Modern Security Systems (Private Unlimited Company)
Modern Security Systems (Products) Limited
Monitor Security Systems Limited
Motor Auctions Group Limited, The
Mountwest 81 Limited
Narvik-Yarway Limited
Nu-Tron Security Limited
OCYT 1 Limited
OCYT 2 Limited
OCYT 3 Limited
OCYT 4 Limited
OCYT 5 Limited
OCYT 6 Limited
OCYT 7 Limited
OCYT 8 Limited
OCYT 9 Limited
OCYT 10 Limited
OCYT 11 Limited
ODL Limited
OKD Limited
OMK Limited
Orbis Security Systems Limited
Pipework Fabrications Limited
Pritchard Services Group Investments Limited
Progressive Securities Investment Trust Limited
Prospect House Investments Limited
Protec Systems Limited
Protection One (UK) Plc
Protector Technologies Limited

Jurisdiction:	Entity Name	State

Raychem HTS Limited
Realm Security Systems Limited
Regal Alarms & Security Systems Limited
Regal Security Services Limited
Regal Security Systems Limited
Reid Crowther Consulting Ltd.
Remote Facilities Management Limited
S L S Engineering Limited
Sabre Supply Management Limited
Safeguard Electronics Limited
Safety Systems UK Limited
Saffire Alarm Systems Limited
Saffire Extinguishers Limited
Samaritan Integrated Systems Limited
Samaritan Security Systems Limited
Samuel Booth & Company Limited
Scott Health & Safety Limited
Secure-It (UK) Limited
Securitag International Limited
Security Centres (UK) Holdings Limited
Security Centres Holdings Limited
Security Centres Investments Limited
Security Surveyors Group Plc
Sensormatic (U.K.) Limited
Sensormatic Camera Limited
Sensormatic Commercial/Industrial Ltd.
Sensormatic Finance Limited
Sensormatic International Limited
Sensormatic Investments Limited
Sensormatic Limited
Sensormatic Security Solutions Limited
Shearwater Solutions Limited
Shepton Holdings Limited
Shield Protection Limited
Show Contracts Limited
Simplex Europe Limited
Sky Signs Limited
Sonitrol Limited
Sound & Vision Technologies Limited
Spector Lumenex Limited
Spensall Engineering Limited

Jurisdiction:	Entity Name	State

Splendour Cleaning Services Limited
Spraysafe Automatic Sprinklers Limited
Standfast Security Systems Limited
Steel Support Systems Limited
Steeplock Limited
Stocks Security Systems Limited
Strate (UK) Limited
Stretford Security Services Limited
Surveillance and Fire Equipment Limited
Swale Security Systems Limited
Telecom Security Limited
Telesurveillance Limited
Ten Acre Securities Ltd.
Thorn Security Group Limited
Thorn Security International Limited
Thorn Security Limited
Thorn Security Pension Trustees Limited
Thornfire Limited
Tomorrows Telecom Limited
Total Lift Services Limited
Triangle Controls Ltd.
TSG Trustees Limited
Tyco Building Services Products (UK) Limited
Tyco Engineered Products (UK) Ltd
Tyco Engineering Services Limited
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited
Tyco European Tubing Limited
Tyco Fire & Integrated Solutions (UK) Limited
Tyco Fire Products Manufacturing Limited
Tyco Fire Systems Limited
Tyco Flow Control (UK) Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco Tech Limited
Tyco Thermal Controls UK Limited
Tyco Tubing Limited
Tyco Valves & Controls Gulf Limited
Tyco Valves Limited
Tyne Car Auction Limited
Ultra Security Alarms Limited

Jurisdiction:	Entity Name	State

Unifast Systems Limited
Unirax Limited
Unistrut Europe Ltd.
Unistrut Holdings Ltd.
Unistrut Limited
Vital Communications International Ltd.
Wares Security Limited
Westec Security Limited
Westlock Controls Limited
Whessoe Vapour Control Ltd
Whessoe Varec Company, The
White Group Electronics Limited
Wilson Pipe Fittings Limited
Wormald Fire Systems Limited
Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.
Zettler Limited
Zodiac Security Systems Limited

United States	Activation Technologies, LLC	DE
	ADT General Holdings, Inc.	DE
	ADT Holdings, Inc.	DE
	ADT Investments, Inc.	DE
	ADT Investments II, Inc.	DE
	ADT Maintenance Services, Inc.	DE
	ADT Operations, Inc.	DE
	ADT Property Holdings, Inc.	DE
	ADT Security Services, Inc.	DE
	ADT Security Systems, West, Inc	DE
	ADT Services, Inc.	DE
	ADT Title Holding Company I	DE
	ADT Title Holding Company II	DE
	AFC Cable Systems, Inc.	DE
	A-G Holding, Inc. I	DE
	Alert Centre (Name Saver / Assumed Name Corp)	IL
	Alliance Integrated Systems, Inc.	DE
	Allied Tube & Conduit Corporation	DE
	Anderson, Greenwood & Co.	DE
	Ansul, Incorporated	DE
	API Security, Inc.	DE
	Arrowsmith Limited Partnership	MA

Jurisdiction:	Entity Name	State

	Automated Security Corp.	DE
	Automated Security Holdings, Inc.	DE
	BLW, Inc.	PA
	CCTC International, Inc.	DE
	CEM Access Systems, Inc.	TX
	Central Castings Corporation	AL
	Central CPVC Corporation	AL
	Central Sprinkler Company	PA
	Central Sprinkler Corporation	PA
	Central Sprinkler Holdings, Inc.	DE
	Century Tube Corporation	AK
	Chagrin H.Q. Venture Ltd.	OH
	Chagrin Highlands Inc.	OH
	Chagrin Highlands Ltd.	OH
	Citrine Pool Corp.	NV
	Connect 24 Wireless Communications Inc.	DE
	Crosby GP Holding, Inc.	NV
	Crosby Holding, Inc. I	DE
	Crosby Valve, Inc.	NV
	CV Holding Inc.	DE
	CVG Holding Corp.	DE
	D.A.S. International, Ltd.	WI
	Descote, Inc.	LA
	Digital Security Controls, Inc.	NY
	Domestic Alarm, Inc.	CA
	Earth Tech Holdings TAC, Inc.	NV
	Earth Tech Holdings, Inc.	DE
	Electro Signal Lab, Inc.	DE
	FCI Liquidations, Inc.	DE
	Figgie Leasing Corporation	DE
	Fire Products GP Holding, Inc.	DE
	Fire Products Holding GPS	DE
	FirstService (USA) Security Holdings, LLC	DE
	Georgia Pipe Company	GA
	GF&S Inc.	NV
	GFS Holding	DE
	Glynwed Holdings, Inc.	DE
	Goodrich Westminster Limited Partnership	MA
	Goyen Valve Corporation	CA
	Grinnell LLC	DE
	IMB, A Simplex Company, L.L.C.	DE

Jurisdiction:	Entity Name	State

	Innovative Security Solutions, Inc.	FL
	International Financing, Inc.	DE
	J.R. Clarkson Company, The	NV
	J.R. Clarkson Holdings, Inc.	DE
	Keystone France Holdings Corp.	DE
	Keystone Germany Holdings Corp.	DE
	Keystone Kuwait, Inc.	DE
	Keystone Saudi, Inc.	TX
	Master Protection Corporation	DE
	Master Protection Holdings, Inc.	DE
	MCS Communication Products Inc.	CA
	Nordic Water, Inc.	DE
	Obsidian HCM Holdings, Inc.	DE
	Obsidian HCN International Corporation	DE
	Paul Scott Security Systems, Inc.	NJ
	Paul Scott Security Systems, LLC	NJ
	Raychem International Holdings, LLC	DE
	Retail Expert, Inc.	DE
	RI Corporation	DE
	S2 Mergersub Inc.	NJ
	Safe Link Corporation	MN
	Sakertrax, Inc.	CA
	Scott Technologies Foundation	OH
	Scott Technologies Holdings, Inc.	NV
	Scott Technologies, Inc.	DE
	Senelco Iberia, Inc.	DE
	Sensormatic Asia/Pacific, Inc.	DE
	Sensormatic Distribution, Inc.	DE
	Sensormatic Electronics Corporation	NV
	Sensormatic Electronics Corporation (Puerto Rico)	DE
	Sensormatic Holding Corporation	NV
	Sensormatic International Holdings I, Inc.	DE
	Sensormatic International Holdings II, Inc.	DE
	Sensormatic International, Inc.	DE
	Sensormatic Technology, Inc.	FL
	Simplex Asia I, Inc.	DE
	Simplex Thailand, L.L.C.	DE
	Simplex Time Recorder Co.	MA
	SimplexGrinnell Holdings, Inc.	DE
	SimplexGrinnell LP	DE
	Smith Alarm Systems, Inc.	TX

Jurisdiction:	Entity Name	State

	Star Holding Inc.	DE
	Star Sprinkler, Inc.	DE
	STI Licensing Corporation	DE
	STI Properties, Inc.	DE
	STI Properties, Ltd.	OH
	STI Risk Management Co.	FL
	STR Grinnell GP Holding, Inc.	NV
	STR Realty Holdings LLC	DE
	Telestate International, Inc.	DE
	TKN, Inc.	RI
	Tracer Construction Company	DE
	Tracer Field Services, Inc.	DE
	Tracer Industries Finance Co., Inc.	DE
	Tracer Industries Holdings, Inc.	DE
	Tracer Industries International, Inc.	TX
	Tracer Industries Management Co., Inc.	DE
	Tracer Industries, Inc.	DE
	Tracer Licensing, L.P.	DE
	Tri-Systems, Inc.	DE
	TV&C GP Holding, Inc.	NV
	TVC Holding	DE
	TVC, Inc.	NV
	Tyco Acquisition Corp. XXII (NV)	NV
	Tyco Acquisition Corp. XXV (NV)	NV
	Tyco Acquisition Epsilon LLC	NV
	Tyco Acquisition Gamma LLC	NV
	Tyco Capital Investments, Inc.	NV
	Tyco Finance Corp.	DE
	Tyco Fire & Security LLC	NV
	Tyco Fire (NV) Inc.	NV
	Tyco Fire Products LP	DE
	Tyco Flow Control Company LLC	DE
	Tyco Flow Control International Holdings A, LLC	DE
	Tyco Flow Control International Holdings B, LLC	DE
	Tyco Flow Control International Holdings C, LLC	DE
	Tyco Holdings of Nevada, Inc.	NV
	Tyco International (NV) Inc.	NV
	Tyco International (US) International Holdings B, LLC	DE
	Tyco International Asia, Inc.	DE
	Tyco International Management Company	NV
	Tyco International US China Inc.	DE

Jurisdiction:	Entity Name	State

	Tyco Merger Sub (NJ) Inc.	NJ
	Tyco Receivables Corp.	DE
	Tyco Safety Products (US), LLC	NV
	Tyco Safety Products US, Inc.	NV
	Tyco Thermal Controls LLC	DE
	Tyco Valves & Controls LP	DE
	Tyco Valves & Controls, Inc.	TX
	Tyco Valves and Controls Middle East, Inc.	DE
	Tyco Valves and Controls U.A.E., Inc.	TX
	Tyco Water Corp.	TX
	Tyco Worldwide Services, Inc.	DE
	Unistrut International Corporation	NV
	Unistrut International Holdings B, LLC	DE
	Unistrut International Holdings, LLC	DE
	United States Construction Co.	DE
	VASEC - Virginia Security & Automation, Inc.	VA
	Water Holdings Corp.	DE
	Westec Business Security, Inc.	DE
	Westlock Controls Corporation	DE
	Westlock Controls Holdings, Inc.	NV
	White Mountain Insurance Company	VT
	Willoughby Holdings Inc.	DE
	WPFY, Inc.	DE
	Yarway Corporation	PA

Uruguay	ADT Security Services S.A. (Uruguay)
Knogo Latin America S.A.
Tyco Flow Control del Uruguay S.A.

Venezuela	Ansul de Venezuela C.A.
Earth Tech Venezuela, C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Tyco Flow Control de Venezuela, C.A.

Vietnam	Tyco Engineering (Vietnam) Ltd.